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                                                                   EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
VIMRX Pharmaceuticals Inc.

We consent to the use of our report dated March 23, 1998, incorporated herein by reference, and attached hereto, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       KPMG PEAT MARWICK LLP


Wilmington, Delaware
December 15,1998